[Execution Copy]







==================================================================

                   SERIES FDX 1997-1 SUPPLEMENT




                              between



           PRUDENTIAL SECURITIES STRUCTURED ASSETS, INC.
                           as Depositor



                                and



                       THE BANK OF NEW YORK
                            as Trustee




     Receipts on Corporate Securities Trust, Series FDX 1997-1

==================================================================

                         TABLE OF CONTENTS

                                                               Page

PRELIMINARY STATEMENT.......................................     1

SECTION 1.            Certain Defined Terms.................     1

SECTION 2.            Creation and Declaration of Trust; Grant
                      of Term Assets; Acceptance
                      by Trustee............................     4

SECTION 3.            Designation...........................     4

SECTION 4.            Form and Date of the Certificates.....     4

SECTION 5.            Certificate Principal Balance
                      and Notional Amount .................      5

SECTION 6.            Currency of the Certificates..........     5

SECTION 7.            Certain Provisions Regarding
                      Transfer and Exchange ................     5

SECTION 8.            Certain Provisions of Base Trust
                      Agreement Not Applicable .............     6

SECTION 9.            Distributions.........................     6

SECTION 10.           Termination of Trust..................     7

SECTION 11.           Limitation of Powers and Duties.......     8

SECTION 12.           Modification or Amendment.............     8

SECTION 13.           [Intentionally Omitted]...............     8

SECTION 14.           No Investment of Amounts Received
                      on Term Assets .......................     8

SECTION 15.           Rule 144A Information.................     8

SECTION 16.           Notices...............................     8

SECTION 17.           Access to Certain Documentation.......     8

SECTION 18.           Ratification of Agreement.............     8

SECTION 19.           Counterparts..........................     9

SECTION 20.           Governing Law.........................     9

SECTION 21.           Trustee Election......................     9

SECTION 22.           Covenant of Depositor.................     9

EXHIBIT A  --         Form of Amortizing Class Certificate
EXHIBIT B  --         Form of Residual Class Certificate
SCHEDULE 1 --         Identification of Term Assets

SERIES FDX 1997-1 SUPPLEMENT dated as of August 28, 1997 (this
"Series Supplement") between Prudential Securities Structured
Assets, Inc., a Delaware corporation, as depositor (the
"Depositor"), and The Bank of New York, a New York banking corporation, as trustee (the "Trustee").


                       PRELIMINARY STATEMENT

           Pursuant to the Base Trust Agreement dated as of August 28, 1997 (as amended and supplemented pursuant to this Series Supplement, the "Agreement"), among the Depositor and the Trustee, such parties may at any time and from time to time enter into a series supplement supplemental to the Agreement for the purpose of creating a trust. Section 5.13 of the Agreement provides that the Depositor may at any time and from time to time direct the Trustee to authenticate and deliver, on behalf of any such trust, a new series of trust certificates. Each trust certificate of such new series of trust certificates will represent a fractional undivided beneficial interest in such trust. Certain terms and conditions applicable to each such series are to be set forth in the related series supplement to the Agreement.

           Pursuant to this Series Supplement, the Depositor and the Trustee shall create and establish a new trust to be known as Receipts on Corporate Securities Trust, Series FDX 1997-1 (the "Trust"), and a new Series of trust certificates to be issued thereby, which certificates shall be known as the Receipts of Corporate Securities, Series FDX 1997-1 (the "Certificates"), and the Depositor and the Trustee shall herein specify certain terms and conditions in respect thereof.

           The Certificates shall be issued in two Classes consisting of (a) the Amortizing Class Certificates (the "Amortizing Class Certificates") and (b) the Residual Class Certificates (the "Residual Class Certificates"), subject to
Section 5.16 of the Agreement.

           On behalf of and pursuant to the authorizing resolutions of the Board of Directors of the Depositor, an authorized officer of the Depositor has authorized the execution, authentication and delivery of the Certificates, and has authorized the Agreement and this Series Supplement in accordance with the terms of Section 5.13 of the Agreement.

           SECTION 1. Certain Defined Terms. (a) All terms used in this Series Supplement that are defined in the Agreement, either directly or by reference therein, have the meanings assigned to such terms therein, except to the extent such terms are defined or modified in this Series Supplement or the context requires otherwise. The Agreement also contains rules as to usage which shall be applicable hereto.

           (b) Pursuant to Article I of the Agreement, the meaning of certain defined terms used in the Agreement shall, when applied to the trust certificates of a particular Series, be as defined in Article I but with such additional provisions and modifications as are specified in the related series supplement. With respect to the Certificates, the following definitions shall apply:

           "Amortizing Class Certificates": a Class of securities issued pursuant to this Agreement representing an undivided interest in the distributions described in Section 9 payable to such Class.

           "Amortizing Class Final Distribution Date": July 1, 2017.

           "Available Funds": As of any Distribution Date, the aggregate amount received on or with respect to the Term Assets on or with respect to such Distribution Date.

            "Calculation Agent":  The Depositor.

            "Certificates": Receipts of Corporate Securities,
Series FDX 1997-1.

           "Certificateholder" or "Holder": With respect to any Amortizing Class Certificate or Residual Class Certificate, the
Holder thereof.

           "Certificate Principal Balance": For any Residual
Class Certificate, a pro rata portion of the principal amount of the then outstanding Term Assets.

           "Closing Date":  August 28, 1997.

           "Corporate Trust Office": The Bank of New York, One
Wall Street, New York, NY 10266, Attention: Corporate Trust or such other corporate trust office as the Trustee shall designate in writing to the Depositor and the Certificateholders.

           "Distribution Date": Any Scheduled Distribution Date, or an In-Kind Distribution Date, or the date on which a Maturity
Shortening Redemption occurs.

           "Exchange Certificate": any Amortizing Class
Certificates and any Residual Class Certificates to be issued pursuant to this Agreement in the Exchange Offer in exchange for the Initial Certificates of the Amortizing Class and Initial Certificates of the Residual Class, as the case may be, at the request of the holder of such Initial Certificates.

           "Exchange Offer": the offer registered by the Depositor on behalf of the Trust pursuant to the Exchange Offer Registration Statement in which the Trust offers to holders of the Initial Certificates of the Amortizing Class and/or the Residual Class the opportunity to exchange such outstanding Initial Certificates of the Amortizing Class and Initial Certificates of the Residual Class, as the case may be, for Exchange Certificates of the Amortizing Class and Exchange Certificates of the Residual Class, respectively, in an aggregate principal amount equal to the aggregate principal amount of the Initial Certificates tendered in such offer by such Holders.

           "Exchange Offer Registration Statement": the registration statement under the Securities Act relating to the Exchange Offer, including the related prospectus, prepared and signed by the Depositor on behalf of the Trust.

           "Indenture": means the indenture dated as of July 1, 1996 between the Term Asset Issuer and the First National Bank of
Chicago, as trustee, as amended from time to time.

           "Initial Certificate": any Amortizing Class Certificate or any Residual Class Certificate to be originally issued, authenticated and delivered pursuant to this Agreement on the Closing Date.

           "Interest Collections": With respect to any Distribution Date, all payments received by the Trustee on or from the Term Assets Issuer with respect to the Term Assets immediately prior to such Distribution Date, in respect of (i) interest on the Term Assets and (ii) penalties or other amounts required to be paid because of late payments on the Term Assets.

           "Maturity Shortening Redemption": A redemption of the
Certificates in whole, but not in part, as a result of the Shortened Maturity Date occurring on or prior to July 1, 2017.

           "Place of Distribution":  New York, New York.

           "Principal Collections": All principal payments received by the Trustee on the Term Assets, including the principal portion of redemption price in the event of Maturity
Shortening Redemption.

           "Private Placement Legend":  As defined in Section 4(c) hereof.

           "Rating Agency": Initially none. At any time after the Closing Date, the Depositor may designate one or more credit rating agencies as a "Rating Agency" for purposes of this Agreement by Depositor Order.

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



Thereafter, references to "the Rating Agency" in the Agreement shall be deemed to be each such credit rating agency.

           "Record Date": With respect to any Distribution Date, the 15th day immediately preceding such Distribution Date.

           "Registration Rights Agreement": a registration rights agreement between the Depositor and Prudential Securities
Incorporated dated August 25, 1997 relating to the Exchange
Offer.

           "Residual Class Certificates": a Class of securities issued pursuant to this Agreement representing an undivided interest in the distributions described in Section 9 payable to such Class.

           "Scheduled Distribution Date": The first day of each January and July, or, if any such day is not a Business Day and a Term Assets Scheduled Payment Date, then the Business Day on or immediately following the Term Assets Scheduled Payment Date, commencing January 1, 1998, through and including July 1, 2017; provided, however, that payment on each Scheduled Distribution Date shall be subject to receipt of the corresponding payment of interest or principal, as applicable, on the Term Assets.

           "Scheduled Final Distribution Date":  July 1, 2017.

           "Shortened Maturity Date": A maturity date for the Term Assets on or before July 1, 2017, designated by the Term
Assets Issuer, as a result of a Tax Event.

           "Shortened Maturity Redemption": The payment by the
Term Assets Issuer pursuant to a Shortened Maturity Date.

           "Specified Currency":  United States Dollars.

           "Tax Event": Means that the Term Asset Issuer shall have received an opinion of nationally recognized independent tax counsel to the effect that on or after the date of the issuance of the Term Assets, as a result of (a) any amendment to, clarification of, or change (including any announced prospective change) in laws, or any regulations thereunder, of the United States, (b) any judicial decision, official administrative pronouncement, ruling, regulatory procedure, notice or announcement, including any notice or announcement of intent to adopt such procedures or regulations (an "Administrative Action"), or (c) any amendment to, clarification of or change in the official position of the interpretation of such Administrative Action or judicial decision that differs from the theretofore generally accepted position, in each case, on or after the date of the issuance of the Term Assets such change in tax law creates a more than insubstantial risk that interest paid by the Term Assets Issuer on the Term Assets is not, or will not be, deductible, in whole or in part, by the Term Assets Issuer for United States federal income tax purposes.

           "Term Assets": The $52,000,000 aggregate principal amount of 7.60% Notes due July 1, 2097 issued by the Term Assets
Issuer, deposited in the Trust by the Depositor and identified on
Schedule 1 hereto.

           "Term Assets Issuer":  Federal Express Corporation.

           "Term Assets Scheduled Payment Date": The first day of each January and July, commencing on January 1, 1998; provided, however, that if any Term Assets Payment Date would otherwise fall on a day that is not a Business Day (as defined in the Indenture), such Term Assets Payment Date will be the following Business Day as so defined.

           "Term Assets Prospectus": The prospectus of the Term
Assets Issuer, dated July 7, 1997, as supplemented by a supplement thereto dated July 7, 1997, with respect to the Term
Assets.

           "Term Assets Trustee":  The trustee under the Indenture.

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





           "Trust": Receipts on Corporate Securities Trust,
Series FDX 1997-1.

           "Trustee": The Bank of New York, a New York banking corporation.

           "Trust Termination Event": (a) the distribution in kind of the Term Assets to the Residual Class Certificateholders on July 1, 2017, (b) the payment in full of the Certificates following a Maturity Shortening Redemption, or (c) an In-Kind Distribution.

           "Voting Rights": Voting Rights will be allocated between the Residual Class Certificateholders, on the one hand, and the Amortizing Class Certificateholders, on the other, at any date of determination in the same ratio as (i) the present value of all originally scheduled future payments on the Term Assets after July 1, 2017 bears to (ii) the present value of all originally scheduled future payments on the Amortizing Class Certificates, discounted semiannually in each case at a rate of 7.60% per annum to the date of determination. Such ratio will be calculated by the Calculation Agent. Subject to the foregoing, "Voting Rights" shall mean (a) with respect to the Amortizing Class Certificates, the voting rights allotted to such Class, allocated among all Holders of Amortizing Class Certificates in proportion to the respective Notional Amount held by such Holders on any date of determination, and (b) with respect to the Residual Class Certificates, the voting rights allotted to such Class, allocated among all Holders of Residual Class Certificates in proportion to the respective Certificate Principal Balances held by such Holders on any date of determination.

           SECTION 2. Creation and Declaration of Trust; Grant of Term Assets; Acceptance by Trustee. (a) The Depositor, concurrently with the execution and delivery hereof and pursuant to Section 2.1 of the Agreement, has delivered or caused to be delivered to the Trustee the Term Assets in exchange for the delivery to, or at the direction of the Depositor, of all of the Certificates, representing the entire beneficial interest in all of the assets of the Trust.

           (b) The Trustee hereby (i) acknowledges such deposit, pursuant to subsection (a) above, and receipt by it of the Term Assets, (ii) accepts the trusts created hereunder in accordance with the provisions hereof and of the Agreement but subject to the Trustee's obligation, as and when the same may arise, to make any payment or other distribution of the assets of the Trust as may be required pursuant to this Series Supplement, the Agreement and the Certificates, and (iii) agrees to perform the duties herein or therein required and any failure to receive reimbursement of expenses and disbursements under Section 7.5 of the Agreement shall not release the Trustee from its duties herein or therein.

           SECTION 3. Designation. There is hereby created a Series of trust certificates to be issued pursuant to the Agreement and this Series Supplement to be known as the "Receipts of Corporate Securities, Series FDX 1997-1." The Certificates shall be issued in two Classes consisting of the Amortizing Class Certificates and the Residual Class Certificates.

           SECTION 4. Form and Date of the Certificates. (a) The Initial Certificates of each Series that are executed, authenticated and delivered by the Trustee to the Depositor upon Depositor Order on the Closing Date shall be dated the Closing Date. All other Certificates that are authenticated after the Closing Date for any other purpose under the Agreement shall be dated the date of their authentication. The Certificates shall all be originally issued on the Closing Date and the certificate of authentication of the Trustee thereon shall be substantially in the form of Exhibit A or Exhibit B hereto, as specified below, which are hereby incorporated in and expressly made a part of this Agreement. The Exchange Certificates of each Series and the certificate of authentication of the Trustee thereon shall be substantially in the same form with those changes as are noted in Exhibits A and B.

           (b) Initial Certificates of each the Residual Class, will be represented by one or more permanent Certificates in definitive, fully registered form in minimum denominations of $500,000 and integral multiples of $1,000 in excess thereof. Initial Certificates of the Amortizing Class will be represented by one or more permanent Certificates in definitive, fully registered form in minimum denominations of $250,000 and integral multiples of $1,000 in excess thereof. Initial Certificates of the Amortizing Class retained by the Depositor and subsequently registered under the Securities Act may be transferred or exchanged in minimum denominations of $1,000 and integral multiples thereof.

           (c) In the event Amortizing Class Initial Certificates are tendered in an Exchange Offer, such Initial Certificates shall be exchanged for one or more permanent Exchange Certificates in same minimum denominations set forth in Section 4(b). In the event Residual Class Initial Certificates are tendered in an Exchange Offer, such Initial Certificates shall be exchanged for one or more Permanent Exchange Certificates in definitive, fully registered form in the same denominations set forth in Section 4(b).

           Each Initial Certificate shall bear the following legend (the "Private Placement Legend") on the face thereof:

           THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THESE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION.

           SECTION 5. Certificate Principal Balance and Notional Amount. The maximum Aggregate Certificate Principal Balance of the Residual Class Certificates that may be executed, authenticated and delivered under the Agreement and this Series Supplement is $52,000,000. The maximum Notional Amount of Amortizing Class Certificates that may be authenticated and delivered under the Agreement and this Series Supplement is $52,000,000. In each case such maximum amounts shall be calculated without regard to Certificates authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Certificates pursuant to Sections 5.3, 5.4,
5.5 or 5.16 of the Agreement. The Certificates are issuable in minimum denominations specified in Section 4.

           SECTION 6. Currency of the Certificates. All distributions on the Certificates will be made in the Specified
Currency.

           SECTION 7. Certain Provisions Regarding Transfer and Exchange. (a) In the event that Depositor delivers to the Trustee a copy of an Officers' Certificate certifying that an Exchange Offer Registration Statement has been declared effective by the Commission and that the Depositor has offered Exchange Certificates to the Holders in accordance with the Exchange Offer, the Trustee shall exchange, upon request of any Holder, such Holder's Initial Certificates of any Class for Exchange Certificates of such Series upon the terms set forth in the Exchange Offer and in accordance with Section 4(c) hereof, provided that the Initial Certificates so surrendered for exchange are duly endorsed and accompanied by a letter of transmittal or written instrument of transfer in form satisfactory to the Trustee, in addition to any certifications and representations required by the provisions of the Registration Rights Agreement, and duly executed by the Holder thereof or such Holder's attorney who shall be duly authorized in writing to execute such document on the behalf of such Holder.

           The Trustee shall not be required (i) to issue, register the transfer of or exchange any Certificate during the period of 15 days ending on (and including) any Distribution
Date.

           (b) Upon receipt of a Depositor Request to the effect that specified Initial Certificates (the "Registered Certificates") have been registered under the Securities Act, if Initial Certificates of such Class are issued upon the transfer, exchange or replacement of the Registered Certificates, or if a request is made to remove such Private Placement Legend on the Registered Certificates, the Trustee shall execute, authenticate and deliver Initial Certificates that do not bear the Private Placement
Legend.

           (c) In connection with each transfer of an Initial Certificate, the transferee will be required to complete the certification annexed to such Initial Certificate unless the Depositor has furnished a Depositor Order to the effect that such transfer form is no longer required to assure compliance with Rule 3a-7.

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


           (d) In connection with each transfer of a Residual Class Certificate, the transferee will be required to deliver to the Trustee a certification upon purchase of such Certificate to the effect that the beneficial owner thereof (whether such registered holder or the ultimate beneficiary for whom it holds such Certificate) is either (i) a United States person, or (ii) a non-United States person who is exempt from withholding under U.S. federal income tax laws and has completed, accurately and in a manner reasonably satisfactory to the Trustee or its agent, an IRS Form W-8 and delivered such Form to the Trustee or its agent.

           Such transferee will be deemed to have represented and agreed with the Trustee that so long as it is the registered holder of such Certificate, the beneficial owner thereof will be a person described in clauses (i) or (ii) above and, in the event of any change in the identity of the beneficial owner for whom such registered holder is acting or any lapse of a Form W-8 previously delivered to the Trustee, it will promptly deliver a new certification or a current Form W-8, as applicable.

           If a Responsible Officer has actual knowledge or reason to know that the certification or deemed representation made by such registered holder is incorrect or if such registered holder does not provide the current Form W-8 as described above within ten days after the prior such Form has lapsed, then, the Trustee will furnish a notice to such registered holder stating that (i) such registered holder must, within 30 calendar days from the date of such notice, effect the registration of transfer of its Residual Class Certificate to a person that certifies that the beneficial owner of the Certificate is a U.S. person or exempt from U.S. withholding tax as described above and (ii) if such transfer does not occur by the thirtieth day, the Holder will be deemed irrevocably to have appointed Prudential Securities Incorporated or Prudential-Bache Securities (U.K.) Inc. (either a "Broker") as its broker to sell such Holder's Certificate on its behalf to a qualified purchaser at a fair market price (net of customary brokerage commissions) within the next succeeding five Business Days. For purposes of effectuating such sale pursuant to clause (ii) of the preceding sentence, the Trustee is hereby irrevocably appointed the agent and attorney-in-fact of the Holder to, and shall, (a) instruct the broker to effect the foregoing sale, (b) receive from the broker the net proceeds from such sale for the account of the Holder and
(c) deliver to or upon the order of the broker a new Certificate issued in exchange for the Certificate of the Holder sold by the broker (whereupon the Holder's Certificate will be deemed to have been surrendered and canceled and cease to be outstanding for any purpose hereunder or entitled to any rights or benefits hereunder). The Trustee shall pay to the Holder, within five Business Days of receipt thereof from the broker, the net proceeds of such sale, such payment to be made in the same manner as such Holder received its most recent payment on the Certificate. Each Holder, by its acceptance of a Certificate, hereby consents to and agrees with the provisions of this Section 7.

           SECTION 8. Certain Provisions of Base Trust Agreement
Not Applicable. The provisions of Sections 2.2(b), 2.3 and 8.1 of the Base Trust Agreement dated as of August 28, 1997 shall be inapplicable with respect to the Certificates.

           SECTION 9. Distributions. (a) On each Scheduled
Distribution Date, the Trustee shall distribute to the Holders of the Amortizing Class Certificates all Interest Collections constituting Available Funds.

           (b) On July 1, 2017, the Trustee shall distribute the
Term Assets in kind to the Residual Class Certificateholders.
Such distribution shall not infringe on the rights of the Amortizing Class Certificates to all Interest Collections on July
1, 2017.


           (c) In the event of an Shortened Maturity Redemption, the Trustee shall distribute the amount received from the Term Assets Issuer on or with respect to any Shortened Maturity Date to the Holders of the Residual Class Certificates and the Amortizing
Class Certificates, respectively, in same ratio as (i) the present value of all scheduled future payments on the Term Assets after July 1, 2017 bears to (ii) the present value of all scheduled future payments on the Amortizing Class Certificates, discounted semiannually in each case at a rate of 7.60% per annum to the date of the Shortened Maturity Redemption. Such amounts shall be calculated by the Calculation Agent.

           (d) In the event of an In-Kind Distribution, pursuant to
Section 3.6 of the Agreement, the Trustee shall make such In-Kind
Distribution to the Holders of the Residual Class Certificates and the Holders of the

Amortizing Class Certificates, respectively, in the same ratio as
(i) the present value of all scheduled future payments on the Term Assets after July 1, 2017 bears to (ii) the present value of all scheduled future payments on the Amortizing Class Certificates, discounted semiannually in each case at a rate of 7.60% per annum to the date of such payment default or acceleration of the Term Assets occurred. Such amounts shall be calculated by the Calculation Agent.

           (e) Distributions of any Purchase Price pursuant to
Section 2.3 or 2.5 of the Agreement shall be distributed in the same ratio set forth in subsection (c) above discounted to the date on which the Purchase Price is distributed. Such distribution shall be made fifteen days after receipt of the Purchase Price.

           (f) Distributions to the Certificateholders on each Distribution Date will be made to the Certificateholders of record on the related Record Date of the Amortizing Class Certificates and Residual Class Certificates, as applicable.

           (g) All distributions to Certificateholders of any Class shall be allocated pro rata among the Certificates of such Class Balances or Notional Amounts, as the case may be, as of the Record Date with respect to such Distribution Date.

           (h) Notwithstanding any provision of the Agreement to the contrary, to the extent funds are available, the Trustee will initiate payment in immediately available funds by 10:00 A.M. (New York City time) on each Distribution Date of all amounts payable to each Certificateholder with respect to any Certificate held by such Certificateholder or its nominee (without the necessity for any presentation or surrender thereof or any notation of such payment thereon) in the manner and at the address as each Certificateholder may from time to time direct the Trustee in writing fifteen days prior to such Distribution Date requesting that such payment will be so made and designating the bank account to which such payments shall be so made. The Trustee shall be entitled to rely on the last instruction delivered by the Certificateholder pursuant to this Section 10(h) unless a new instruction is delivered 15 days prior to a Distribution Date.

           (i) The rights of the Certificateholders to receive distributions in respect of the Certificates, and all interests of the Certificateholders in such distributions, shall be as set forth in this Series Supplement. The Trustee shall in no way be responsible or liable to the Certificateholders nor shall any Certificateholder in any way be responsible or liable to any other Certificateholder in respect of amounts previously distributed on the Certificates based on their respective Certificate Principal Balances.

           (j) The Trustee shall furnish notice to
Certificateholders as soon as practicable after a Responsible
Officer learns of a situation giving rise to a distribution under subsections (c), (d) or (e) hereof.

           SECTION 10. Termination of Trust. (a) The Trust shall terminate upon the occurrence of any Trust Termination Event and the distribution to Certificateholders of all amounts or property required to be distributed to them and the disposition of all Term Assets held by the Trustee.

           (b) Promptly after the Trustee has received a notice from the Term Assets Trustee or the Term Assets Issuer of a Maturity Shortening Redemption, a payment default or an acceleration under the Indenture, the Trustee shall provide notice to the Certificateholders of the expected occurrence of a Trust Termination Event and the termination of the Trust.

           (c) The obligations of the Trust will thereupon terminate, except for any reports and other information required to be provided to Certificateholders hereunder and under the Agreement and except as otherwise specified.

           SECTION 11. Limitation of Powers and Duties. (a) The
Trustee shall administer the Trust and the Term Assets solely as specified herein and in the Agreement.

          (b) The Trust is constituted solely for the purpose of acquiring and holding the Term Assets. The Trustee is not authorized to acquire any other investments or engage in any activities not authorized herein and, in particular, notwithstanding anything to the contrary in the Agreement, the Trustee is not authorized (i) to sell, assign, transfer, exchange, pledge, set-off or otherwise dispose of any of the Term Assets, once acquired, or interests therein, including to Certificateholders except as expressly provided as Section 3.6 of the Agreement or (ii) to do anything that would materially increase the likelihood that the Trust will fail to qualify as a grantor trust for United States federal income tax purposes.

           SECTION 12. Modification or Amendment. In addition to, and notwithstanding anything to the contrary in, the Agreement or this Series Supplement, the Trustee, upon receipt of a Depositor Order, shall amend this Series Supplement providing for the issuance of any Class of Initial Certificates or Exchange Certificates in the form of a Global Security issued to a Depositary specified by the Depositor. Such amendment shall not require the consent of Certificateholders or compliance with any other conditions contained in Section 9.1 of the Agreement.

           SECTION 13.    [Intentionally Omitted]

           SECTION 14. No Investment of Amounts Received on Term
Assets. All amounts received on or with respect to the Term
Assets shall be held uninvested by the Trustee without liability for interest thereon.

           SECTION 15. Rule 144A Information. If the Depositor with respect to the Trust is not subject to Section 13 or 15(d) of the Exchange Act with respect to such Certificate, then Trustee will furnish, upon request, to holders and prospective purchasers of Initial Certificates information, which upon request by the Trustee shall be assembled and delivered to the Trustee by the Depositor, satisfying the requirement of subsection (d)(4)(i) of Rule 144A.

           SECTION 16. Notices. (a) All directions, demands and notices hereunder and under the Agreement shall be in writing and shall be deemed to have been duly given when received if personally delivered or mailed by first class mail, postage prepaid or by express delivery service or by certified mail, return receipt requested or delivered in any other manner specified herein, (i) in the case of the Depositor, to Prudential Securities Structured Assets, Inc., One Seaport Plaza, 29th Floor, New York, New York 10292-2015, Attention: Linda Muller, or such other address as may hereafter be furnished to the Trustee in writing by the Depositor, and (ii) in the case of the Trustee, to The Bank of New York, One Wall Street, New York, New York 10266, Attention: Corporate Trust, or such other address as may hereafter be furnished to the Depositor in writing by the Trustee.

           (b) For purposes of delivering notices to the Rating
Agency, notices shall not be sent to the address specified by the Depositor's designation.

           SECTION 17. Access to Certain Documentation. Access to documentation regarding the Term Assets will be afforded without charge to any Certificateholder so requesting pursuant to Section
3.9 of the Agreement. Additionally, the Trustee shall provide at the request of any Certificateholder without charge to such Certificateholder the name and address of each Certificateholder of Certificates hereunder as recorded in the Certificate Register for purposes of contacting the other Certificateholders with respect to their rights hereunder or for the purposes of effecting purchases or sales of the Certificates, subject to the transfer restrictions set forth herein.

           SECTION 18. Ratification of Agreement. With respect to the Series issued hereby, the Agreement, as supplemented by this Series Supplement, is in all respects ratified and confirmed and the Agreement as so supplemented by this Series Supplement shall be read, taken and construed as one and the same instrument. To the extent there is any inconsistency between the terms of the Agreement and this Series Supplement, the terms of this Series Supplement shall govern.

           SECTION 19. Counterparts. This Series Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

           SECTION 20. Governing Law. This Series Supplement and each Certificate issued hereunder shall be construed in accordance with and governed by the law of the State of New York without regard to principles of conflicts of law.

           SECTION 21. Tax Election. In mutual consideration for each Certificateholder's purchase of a Certificate, each Certificateholder acknowledges that it intends that the Trust be excluded from the application of the rules of subchapter K of the Code in the event that the Internal Revenue Service successfully recharacterizes the Trust as a partnership for federal income tax purposes, and will be deemed to have consented to the making of a protective election pursuant to Treasury Regulation Section 1.761-2 as of the date hereof.

           SECTION 22. Covenant of Depositor. The Depositor hereby covenants that it will be adequately capitalized at all times.

                             * * * * *

           IN WITNESS WHEREOF, the Depositor and the Trustee have caused this Series Supplement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                               PRUDENTIAL SECURITIES STRUCTURED ASSETS,
                               INC.,  as Depositor

                               By /s/ Terrence O'Dwyer
                                 -----------------------------------
                               Name: Terrence O'Dwyer
                               Title: Senior Vice President

                               THE BANK OF NEW YORK,
                               a New York banking corporation,
                                 as Trustee

                               By /s/ Fred Acebedo
                                 -----------------------------------
                               Name: Fred Acebedo
                               Title: Assistant Treasurer

                                                          Exhibit A


              [Form of Amortizing Class Certificate]




NUMBER                Certificate Notional Amount         $____________
R-___                 Aggregate Class Notional Amount     $____________
                                                 CUSIP NO. ____________



                SEE REVERSE FOR CERTAIN DEFINITIONS

           THE HOLDER OF THIS CERTIFICATE SHALL HAVE NO RIGHT TO PRINCIPAL PAYMENTS IN RESPECT OF THE TERM ASSETS EXCEPT IN THE EVENT OF A MATURITY SHORTENING REDEMPTION (AS SUCH TERMS ARE DEFINED IN THE TRUST AGREEMENT REFERRED TO HEREIN) ON OR PRIOR TO JULY 1, 2017. THE REGISTERED HOLDER HEREOF, BY ITS ACCEPTANCE HEREOF, AGREES THAT IT WILL LOOK SOLELY TO THE TRUST PROPERTY (TO THE EXTENT OF ITS RIGHTS THEREIN) FOR DISTRIBUTIONS HEREUNDER.

           THIS CERTIFICATE REPRESENTS A FRACTIONAL UNDIVIDED INTEREST IN THE TRUST AND DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY THE DEPOSITOR OR THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE TRUST ASSETS ARE INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR ANY OTHER PERSON.

           [THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THESE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION.]1

           [UNLESS THE CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY TRUST COMPANY, A NEW YORK CORPORATION, TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]2

_________________________

1    Bracketed Legend Omitted in Exchange Certificates

2    Bracketed Legend Included in Exchange Certificate
     Only.

         RECEIPTS ON CORPORATE SECURITIES TRUST, SERIES FDX 1997-1


                 RECEIPTS OF CORPORATE SECURITIES
                         SERIES FDX 1997-1


           Amortizing Class evidencing a fractional undivided beneficial ownership interest in the Trust, as defined below, the property of which consists of $52,000,000 aggregate principal amount of 7.60% Notes due July 1, 2097 (the "Term Assets") issued by Federal Express Corporation (the "Term Assets Issuer") and deposited in the Trust by the Depositor, as defined below. The Term Assets were purchased by the Trust from Prudential Securities Structured Assets, Inc. (the "Depositor") in exchange for the transfer of the Certificates to the Depositor by the Trust.

           A. THIS CERTIFIES THAT [ ] is the registered owner of a nonassessable, fully-paid, fractional undivided interest in Receipts on Corporate Securities Trust, Series FDX 1997-1 formed by the Depositor. Under the Trust Agreement, there will be distributed on the first day of each January and July, or if such day if not a Scheduled Distribution Date, then the immediately following Scheduled Distribution Date, commencing January 1, 1998 through and including July 1, 2017, except upon the occurrence of an Shortened Maturity Redemption or an In-Kind Distribution, to the Holders of the Amortizing Class Certificates, the Interest Collections constituting Available Funds (as defined below). With respect to any distribution to the Amortizing Class Certificates (as defined below), the percentage of such distribution to which this Certificateholder is entitled on any such Distribution Date is such Certificateholder's Percentage Interest of the distribution. In the event of a Shortened Maturity Redemption, the Trustee shall distribute the amount received from the Term Assets Issuer on or with respect to any Shortened Maturity Date to the Holders of the Residual Class Certificates and the Amortizing Class Certificates, respectively, in same ratio as (i) the present value of all scheduled future payments on the Term Assets after July 1, 2017 bears to (ii) the present value of all scheduled future payments on the Amortizing Class Certificates, discounted semiannually in each case at a rate of 7.60% per annum to the date of the Shortened Maturity Redemption. Such amounts shall be calculated by the Calculation Agent. In the event of an In-Kind Distribution, pursuant to Section 3.6 of the Agreement, the Trustee shall make such In-Kind Distribution to the Holders of the Residual Class Certificates and the Holders of the Amortizing Class Certificates, respectively, in the same ratio as
(i) the present value of all scheduled future payments on the Term Assets after July 1, 2017 bears to (ii) the present value of all scheduled future payments on the Amortizing Class Certificates, discounted semiannually in each case at a rate of 7.60% per annum to the date on which such payment default or acceleration of the Term Assets occurred. Such amounts shall be calculated by the Calculation Agent.

           The Trust was created pursuant to a Base Trust Agreement dated as of August 28, 1997 (the "Agreement"), between the Depositor and The Bank of New York, a New York banking corporation, not in its individual capacity but solely as Trustee (the "Trustee"), as supplemented by the Series FDX 1997-1 Supplement dated as of August 28, 1997 (the "Series Supplement" and, together with the Agreement, the "Trust Agreement"), between the Depositor and the Trustee. This Certificate does not purport to summarize the Trust Agreement and reference is hereby made to the Trust Agreement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Trustee with respect hereto. A copy of the Trust Agreement may be obtained from the Trustee by written request sent to the Corporate Trust Office. Capitalized terms used but not defined herein have the meanings assigned to them in the Trust Agreement.

This Certificate is one of the duly authorized Certificates designated as "Receipts of Corporate Securities, Series FDX 1997-1, Amortizing Class Certificates" (herein called the "Amortizing Class Certificates"). The Trust is also issuing certificates designated as "Receipts of Corporate Securities, Series FDX 1997-1, Residual Class Certificates" (hereinafter called the "Residual Class Certificates" and together with the Amortizing Class Certificates, the "Certificates") pursuant to the Trust Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound. The property of the Trust consists of the Term Assets and all payments on or collections in respect of the Term Assets accrued on or after the Closing Date, all as more fully specified in the Trust Agreement.

           Subject to the terms and conditions of the Trust Agreement (including the availability of funds for distribution) and until the obligation created by the Trust Agreement shall have terminated in accordance therewith, distributions will be made on each Distribution Date to the Person in whose name this Certificate is registered on the applicable Record Date. The Record Date applicable to any Distribution Date is the 15th day immediately preceding such Distribution Date.

           Distributions made on this Certificate will be made as provided in the Trust Agreement by the Trustee by wire transfer or credit to the appropriate account of the Holder in immediately available funds, without the presentation or surrender of this Certificate or the making of any notation hereon. Except as otherwise provided in the Trust Agreement and notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the tendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for that purpose by the Trustee in the Borough of Manhattan, the City of New York.

           Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

           Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not entitle the holder hereof to any benefit under the Trust Agreement or be valid for any purpose.

           It is the intent of the Depositor and the Certificateholders that, for purposes of federal income, state and local income and franchise taxes and any other taxes imposed upon, measured by or based upon gross or net income, the Trust shall be treated as a grantor trust or, failing that, as a partnership that is not treated as an association (or publicly traded partnership) taxable as a corporation, and the Trust Agreement shall be interpreted accordingly. Except as otherwise required by appropriate taxing authorities, the Depositor and the other Certificateholders by acceptance of a Certificate, agree to treat, the Certificates for such tax purposes as interests in such grantor trust. It is also the intent of the Depositor and the Certificateholders that the Trust be excluded from the application of the rules of subchapter K of the Code in the event that the Internal Revenue Service successfully recharacterizes the Trust as a partnership for federal income tax purposes, and that a protective election pursuant to Treasury Regulation
Section 1.761-2 be made as of the date of formation of the Trust.

           THIS CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH
THE LAW OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS
CONFLICT OF LAW PROVISIONS.

           IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

                                    THE BANK OF NEW YORK,
                                    a New York banking corporation


                                    BY:____________________________
                                          Authorized Signatory

DATED: [        ], 1997

              TRUSTEE'S CERTIFICATE OF AUTHENTICATION


           This is one of the Amortizing Class Certificates described in the Trust Agreement referred to herein.

                                    THE BANK OF NEW YORK,
                                    a New York banking corporation, not in its individual capacity but solely as Trustee,

                                    BY:_____________________________
                                    Authorized Signatory

                  (REVERSE OF TRUST CERTIFICATE)


           The Certificates are limited in right of distribution to certain payments and collections respecting the Trust Agreement, all as more specifically set forth herein and in the Trust Agreement. The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Term Assets (to the extent of its rights therein) for distributions hereunder.

           Subject to the next paragraph and to certain exceptions provided in the Trust Agreement, the Trust Agreement permits the amendment thereof and the modification of the rights and obligations of the Depositor and the Trustee and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor and the Trustee with the consent of the Holders of Certificates evidencing greater than 66-2/3% of the aggregate Voting Rights of each Outstanding Class of Certificates subject to certain provisions set forth in the Trust Agreement. Any such consent by the Holder of this Certificate (or any predecessor Certificate) shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

           The Certificates are issuable in fully registered form only in minimum original notional amounts of $250,000 and integral multiples of $1.00 in excess thereof (in the case of the Amortizing Class) or minimum original principal amount of $500,000 and integral multiples of $1,000 in excess thereof (in the case of the Residual Class Certificates). As provided in the Trust Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same principal amount, Class, original issue date and maturity, in authorized denominations as requested by the Holder surrendering the same.

           As provided in the Trust Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies of the Certificate Registrar maintained by the Trustee in the Borough of Manhattan, The City of New York, duly endorsed by, or accompanied by an assignment in the form below and by such other documents as required by the Trust Agreement signed by, the Holder hereof, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same principal amount will be issued to the designated transferee or transferees. The Certificate Registrar appointed under the Trust Agreement is The Bank of New York.

           No service charge will be made for any registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

           The Depositor and the Trustee and any agent of the Depositor or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, nor any such agent shall be affected by any notice to the contrary.

           The Trust and the obligations of the Depositor and the Trustee created by the Trust Agreement with respect to the Certificates will terminate upon (i) the distribution of the Term Assets to the Residual Class Certificateholders on July 1, 2017,
(ii) the payment in full of the Certificates after a Shortened Maturity Redemption, or (iii) an occurrence of an In-Kind Distribution.

                            ASSIGNMENT


           FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

           PLEASE INSERT SOCIAL SECURITY OR TAXPAYER IDENTIFICATION OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

------------------------------------------------------------------------------
(Please print or type name and address, including postal zip code, of assignee)



------------------------------------------------------------------------------
the within Trust Certificate, and all rights thereunder, hereby irrevocably constituting and appointing




------------------------------------------------------------------------------
Attorney to transfer said Trust Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.



Dated:

                                                              *
                                    ---------------------------
                                    Signature Guaranteed;

                                                              *
                                    ---------------------------

* NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Trust Certificate in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Certificate Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Certificate Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

            [TO BE COMPLETED BY PURCHASER:

           The undersigned represents and warrants that it is an institutional "accredited investor" (as defined in Rule
501(a)(1), (2), (3) or (7) of Regulation D under the Securities
Act of 1933, as amended.

           Dated:-------                     ---------------------------*]3
                                            (Signature)


--------
3     Bracketed Certification Omitted in Exchange Certificates

                            Exhibit B


               [Form of Residual Class Certificate]


NUMBER                       Certificate Principal Balance       $____________
R-___                        Aggregate Class Principal Balance   $____________
                                                        CUSIP NO. ____________



                SEE REVERSE FOR CERTAIN DEFINITIONS

           THE HOLDER OF THIS CERTIFICATE SHALL HAVE NO RIGHT TO PAYMENTS IN RESPECT OF THE TERM ASSETS EXCEPT IN THE EVENT OF A MATURITY SHORTENING REDEMPTION (AS SUCH TERMS ARE DEFINED IN THE TRUST AGREEMENT REFERRED TO HEREIN) ON OR PRIOR TO JULY 1, 2017. THE REGISTERED HOLDER HEREOF, BY ITS ACCEPTANCE HEREOF, AGREES THAT IT WILL LOOK SOLELY TO THE TRUST PROPERTY (TO THE EXTENT OF ITS RIGHTS THEREIN) FOR DISTRIBUTIONS HEREUNDER.

           THIS CERTIFICATE REPRESENTS A FRACTIONAL UNDIVIDED INTEREST IN THE TRUST AND DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY THE DEPOSITOR OR THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE TRUST ASSETS ARE INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR ANY OTHER PERSON.

           [THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THESE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION.]4

           THE RESIDUAL CLASS CERTIFICATES MAY ONLY BE HELD BY
PERSONS WHO CERTIFY THAT THE BENEFICIAL OWNER THEREOF IS EXEMPT
FROM WITHHOLDING UNDER U.S. FEDERAL INCOME TAX LAWS.

     RECEIPTS ON CORPORATE SECURITIES TRUST, SERIES FDX 1997-1

                 Receipts of Corporate Securities
                         Series FDX 1997-1

           Residual Class evidencing a fractional undivided beneficial ownership interest in the Trust, as defined below, the property of which consists of $52,000,000 aggregate principal amount of 7.60% Notes due July 1, 2097 (the "Term Assets") issued by Federal Express Corporation (the "Term Assets Issuer") and deposited in the Trust by the Depositor, as defined below. The Term Assets were purchased by the Trust from Prudential Securities

----------------
4 Bracketed Legend Omitted in Exchange Certificates

Structured Assets, Inc. (the "Depositor") in exchange for the transfer of the Certificates to the Depositor by the Trust.

           (b) THIS CERTIFIES THAT [ ] is the registered owner of a nonassessable, fully-paid, fractional undivided interest in Receipts on Corporate Securities Trust, Series FDX 1997-1 formed by the Depositor. Under the Trust Agreement, this Certificate will be terminated and deemed involuntarily surrendered by the holder hereof in exchange for a principal amount of the Term
Assets underlying this Certificate equal to the Certificate Principal Balance hereof on July 1, 2017, unless a Shortened Maturity Redemption or an In-Kind Distribution (as such terms are defined in the Trust Agreement) has occurred on or prior to such date. With respect to any distribution to the Residual Class Certificates (as defined below) the percentage of such distribution to which this Certificateholder is entitled on any such Distribution Date is such Certificateholder's Percentage Interest of such distribution. In the event of a Shortened
Maturity Redemption, the Trustee shall distribute the amount received from the Term Assets Issuer on or with respect to any Shortened Maturity Date to the Holders of the Residual Class Certificates and the Amortizing Class Certificates, respectively, in same ratio as (i) the present value of all scheduled future payments on the Term Assets after July 1, 2017 bears to (ii) the present value of all scheduled future payments on the Amortizing Class Certificates, discounted semiannually in each case at a rate of 7.60% per annum to the date of the Shortened Maturity Redemption. Such amounts shall be calculated by the Calculation Agent. In the event of an In-Kind Distribution, pursuant to
Section 3.6 of the Agreement, the Trustee shall make such In-Kind Distribution to the Holders of the Residual Class Certificates and the Holders of the Amortizing Class Certificates, respectively, in the same ratio as (i) the present value of all scheduled future payments on the Term Assets after July 1, 2017 bears to (ii) the present value of all scheduled future payments on the Amortizing Class Certificates, discounted semiannually in each case at a rate of 7.60% per annum to the date on which such payment default or acceleration of the Term Assets occurred. Such amounts shall be calculated by the Calculation Agent.

           The Trust was created pursuant to a Base Trust Agreement dated as of August 28, 1997 (the "Agreement"), between the Depositor and The Bank of New York, a New York banking corporation, not in its individual capacity but solely as Trustee (the "Trustee"), as supplemented by the Series FDX 1997-1 Supplement dated as of August 28, 1997 (the "Series Supplement" and, together with the Agreement, the "Trust Agreement"), between the Depositor and the Trustee. This Certificate does not purport to summarize the Trust Agreement and reference is hereby made to the Trust Agreement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Trustee with respect hereto. A copy of the Trust Agreement may be obtained from the Trustee by written request sent to the Corporate Trust Office. Capitalized terms used but not defined herein have the meanings assigned to them in the Trust Agreement.


           This Certificate is one of the duly authorized Certificates designated as "Receipts of Corporate Securities, Series FDX 1997-1, Residual Class Certificates" (herein called the "Residual Class Certificates"). The Trust is also issuing certificates designated as "Receipts of Corporate Securities, Series FDX 1997-1, Amortizing Class Certificates" (hereinafter called the "Amortizing Class Certificates" and together with the Residual Class Certificates, the "Certificates") pursuant to the Trust Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound. The property of the Trust consists of the Term Assets and all payments on or collections in respect of the Term Assets accrued on or after the Closing Date, all as more fully specified in the Trust Agreement.

           Subject to the terms and conditions of the Trust Agreement (including the availability of funds for distributions) and until the obligation created by the Trust Agreement shall have terminated in accordance therewith, distributions will be made on each Distribution Date to the Person in whose name this Certificate is registered on the applicable Record Date. The Record Date applicable to any Distribution Date is the day immediately preceding such Distribution Date.

           Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

           Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not entitle the holder hereof to any benefit under the Trust Agreement or be valid for any purpose.

           It is the intent of the Depositor and the Certificateholders that, for purposes of federal income, state and local income and franchise taxes and any other taxes imposed upon, measured by or based upon gross or net income, the Trust shall be treated as a grantor trust or, failing that, as a partnership that is not treated as an association (or publicly traded partnership) taxable as a corporation or a public traded partnership, and the Trust Agreement shall be interpreted accordingly. Except as otherwise required by appropriate taxing authorities, the Depositor and the other Certificateholders by acceptance of a Certificate, agree to treat, the Certificates for such tax purposes as interests in such grantor trust. It is also the intent of the Depositor and the Certificateholders that the Trust be excluded from the application of the rules of subchapter K of the Code in the event that the Internal Revenue Service successfully recharacterizes the Trust as a partnership for federal income tax purposes, and that a protective election pursuant to Treasury Regulation Section 1.761-2 be made as of the date of formation of the Trust.

           THIS CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE HOLDER HEREOF SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

           IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.



                               THE BANK OF NEW YORK,
                               a New York banking corporation,

                               By: ________________________________
                                    Authorized Signatory


Dated:  [       ], 1997


              TRUSTEE'S CERTIFICATE OF AUTHENTICATION


This is one of the Residual Class Certificates described in the Trust Agreement referred to herein.


                               THE BANK OF NEW YORK,
                               a New York banking corporation, not in its individual capacity but solely as Trustee,



                               By: ________________________________
                                    Authorized Signatory

                  (REVERSE OF TRUST CERTIFICATE)


           The Certificates are limited in right of distribution to certain payments and collections respecting the Trust Agreement, all as more specifically set forth herein and in the Trust Agreement. The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Term Assets (to the extent of its rights therein) for distributions hereunder.

           Subject to the next paragraph and to certain exceptions provided in the Trust Agreement, the Trust Agreement permits the amendment thereof and the modification of the rights and obligations of the Depositor and the Trustee and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor and the Trustee with the consent of the Holders of Certificates evidencing greater than 66-2/3% of the aggregate Voting Rights of each Outstanding Class of Certificates subject to certain provisions set forth in the Trust Agreement. Any such consent by the Holder of this Certificate (or any predecessor Certificate) shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

           The Certificates are issuable in fully registered form only in minimum original notional amounts of $250,000 and integral multiples of $1.00 in excess thereof (in the case of the Amortizing Class) or minimum original principal amount of $500,000 and interal multiples of $1,000 in excess thereof (in the case of the Residual Class Certificates). As provided in the Trust Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same principal amount, Class, original issue date and maturity, in authorized denominations as requested by the Holder surrendering the same.

           As provided in the Trust Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies of the Certificate Registrar maintained by the Trustee in the Borough of Manhattan, The City of New York, duly endorsed, by or accompanied by an assignment in the form below and by such other documents as required by the Trust Agreement signed by, the Holder hereof, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same principal amount will be issued to the designated transferee or transferees. The Certificate Registrar appointed under the Trust Agreement is The Bank of New York.

           No service charge will be made for any registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

           The Depositor and the Trustee and any agent of the Depositor or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, nor any such agent shall be affected by any notice to the contrary.

           The Trust and the obligations of the Depositor and the Trustee created by the Trust Agreement with respect to the Certificates shall terminate upon (i) the distribution of the Term Assets to the Residual Class Certificateholders on July 1, 2017, (ii) the payment in full of the Certificates after a Maturity Shortening Redemption, or (iii) occurrence of an In-kind Distribution.

                            ASSIGNMENT

FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR TAXPAYER IDENTIFICATION OR OTHER IDENTIFYING NUMBER OF ASSIGNEE


------------------------------------------------------------------------------
(Please print or type name and address, including postal zip code, of assignee)


------------------------------------------------------------------------------
the within Trust Certificate, and all rights thereunder, hereby irrevocably constituting and appointing


------------------------------------------------------------------------------
Attorney to transfer said Trust Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.


Dated:

                                     ------------------------ *
                                     Signature Guaranteed;

                                                              *
                                     ------------------------
* NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Trust Certificate in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Certificate Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Certificate Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

           TO BE COMPLETED BY PURCHASER:

           The undersigned represents and warrants that that the beneficial owner hereof is either (i) a United States person, or
(ii) a non-United States person who is exempt from withholding under U.S. federal income tax laws and has completed, accurately and in a manner reasonably satisfactory to the Trustee or its agent, an IRS Form W-8 and delivered such Form to the Trustee or its agent.

           Dated-------               -----------------------
                                            (Signature)



           [The undersigned represents and warrants that it is an institutional "accredited investor" (as defined in Rule
501(a)(1), (2), (3) or (7) of Regulation D under the Securities
Act of 1933, as amended).

           Dated-------               -------------------------]5
                                            (Signature)


--------
5     Bracketed Certification Omitted in Exchange Certificates

                            Schedule 1

                   IDENTIFICATION OF TERM ASSETS



Terms of Term Assets:

Term Assets Issuer:............     Federal Express Corporation
Term Assets:...................     7.60% Notes due July 1, 2097
Dated:.........................     June 10, 1997
Original Principal Maturity Date:   July 1, 2097
Original Principal Amount Issued:   $250,000,000
CUSIP Number:..................     313309AP1
Stated Interest Rate:..........     7.60%
Interest Payment Dates:........     January 1 and July 1
Mode of Payment of Term Assets:     By credit to the account of
                                    the holder at DTC
Principal Amount of Term
Assets Deposited Under
   Trust Agreement:............     $52,000,000

           The Term Assets will be held by the Trustee for the Owners of Certificates as book-entry credits to an account of the Trustee at DTC.

Available Information

           The Term Assets Issuer is subject to the information requirements of the Securities Exchange Act of 1934 and in accordance therewith files reports and other information with the Commission. Such reports, proxy and information statements and other information filed by the Term Assets Issuer with the Commission can be inspected and copied at the public reference facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the Commission's regional offices at 500 West Madison Street, 14th Floor, Chicago, Illinois 60661 and 7 World Trade Center, Suite 1300, New York, New York 10078. Copies of such material can be obtained from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Commission maintains a Web site at http://www.sec.gov containing reports, proxy statements and other information regarding registrants that file electronically with the Commission. In addition, certain material described above and other information will also be available for inspection at the offices of the New York Stock Exchange at 20 Broad Street, New York, New York.